EXHIBIT (A)(2)


                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                        NATIONAL PICTURE & FRAME COMPANY
                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED SEPTEMBER 11, 1997
                                       OF
                          NPF ACQUISITION CORPORATION
                           A WHOLLY OWNED SUBSIDIARY
                                       OF
                            NPF HOLDING CORPORATION

              THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M.,
NEW YORK CITY TIME, ON THURSDAY, OCTOBER 9, 1997, UNLESS THE OFFER IS EXTENDED.

                         TO: FIRST UNION NATIONAL BANK

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
            BY HAND:                       BY OVERNIGHT COURIER:                      BY MAIL:
    First Union National Bank           Corporate Trust Operations           Corporate Trust Operations
         40 Broad Street               1525 West W.T. Harris Blvd.,         1525 West W.T. Harris Blvd.,
      5th Floor, Suite 550                          3C3                                  3C3
       New York, NY 10004               Charlotte, N.C. 28288-1153           Charlotte, N.C. 28288-1153
      Attn: Keith Williams                Attn: Mike Klotz-Reorg               Attn: Mike Klotz-Reorg

                                               BY FACSIMILE:
                                              (704) 590-7628
                                           CONFIRM BY TELEPHONE:
                                              (800) 829-8432
                                                    or
                                              (704) 590-7408

    Delivery of this instrument and all other documents to the address or transmission of instructions to a facsimile number other than as set forth above does not constitute a valid delivery.

                         PLEASE READ THE ENTIRE LETTER
            OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS,
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW.

    This Letter of Transmittal is to be used only if (a) certificates for Shares
(as defined below) are to be forwarded herewith or, unless an Agent's Message
(as defined in Section 2 of the Offer to Purchase) is utilized, (b) a tender of Shares is being made concurrently by book-entry transfer to the account maintained by First Union National Bank (the "Depositary") at The Depository
Trust Company or Philadelphia Depository Trust Company (hereinafter, collectively referred to as the "Book-Entry Transfer Facilities") pursuant to

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
Section 3 of the Offer to Purchase. See Instruction 2.
                                       NAME(S) AND ADDRESS(ES) OF REGISTRED HOLDER(S)
                         (Please Fill in, if Blank, Exactly as Name(s) Appear(s) on Certificate(s))

                                       1

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                                               DESCRIPTION OF SHARES TENDERED
                                                  CERTIFICATE(S) TENDERED
                                           (ATTACH ADDITIONAL LIST IF NECESSARY)

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                                                   TOTAL NUMBER OF SHARES
         CERTIFICATE NUMBER(S)*               REPRESENTED BY CERTIFICATE(S)**             NUMBER OF SHARES TENDERED**
TOTAL SHARES......................................................................
 * Does not need to be completed if Shares are tendered by book-entry transfer.
** If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

                     NOTE: SIGNATURE MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

    STOCKHOLDERS WHO CANNOT DELIVER THE CERTIFICATES FOR THEIR SHARES TO THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE (AS DEFINED BELOW)) OR WHO CANNOT COMPLETE THE PROCEDURE FOR BOOK-ENTRY TRANSFER ON A TIMELY BASIS OR WHO CANNOT DELIVER A LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY PRIOR TO THE EXPIRATION DATE MUST, IN EACH CASE, TENDER THEIR SHARES PURSUANT TO THE GUARANTEED DELIVERY PROCEDURE SET FORTH IN SECTION 3 OF THE OFFER TO PURCHASE. SEE INSTRUCTION 2.

    STOCKHOLDERS WHO DESIRE TO TENDER SHARES PURSUANT TO THE OFFER (AS DEFINED BELOW) AND WHO CANNOT DELIVER THEIR CERTIFICATES FOR THEIR SHARES (OR WHO ARE UNABLE TO COMPLY WITH THE PROCEDURES FOR BOOK-ENTRY TRANSFER ON A TIMELY BASIS) AND ALL OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL TO THE DEPOSITARY AT OR BEFORE THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE) MAY TENDER THEIR SHARES ACCORDING TO THE GUARANTEED DELIVERY PROCEDURES SET FORTH IN
SECTION 3 OF THE OFFER TO PURCHASE. SEE INSTRUCTION 2. DELIVERY OF DOCUMENTS TO ONE OF THE BOOK-ENTRY TRANSFER FACILITIES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH ONE OF THE BOOK ENTRY-TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:
            Name of Tendering Institution: _____________________________________
         Check Box of Applicable Book-Entry Facility:
         [ ]  The Depository Trust Company
         [ ]  The Philadelphia Depository Company
         Account Number: _______________________________________________________
         Transaction Code Number: ______________________________________________
[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT
    TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
             Name(s) of Registered Holder(s): __________________________________
         Date of Execution of Notice of Guaranteed Delivery: ___________________ Name of Institution which Guaranteed Delivery: ________________________ Check Box of Applicable Book-Entry Transfer Facility and Give Account
Number if Delivered by Book-Entry
         Transfer:
         [ ]  The Depository Trust Company
         [ ]  Philadelphia Depository Company
         Account Number: _______________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

TO FIRST UNION NATIONAL BANK:

     The undersigned hereby tenders to NPF Acquisition Corporation, a Delaware corporation (the "Purchaser"), and wholly owned subsidiary of NPF Holding Corporation, a Delaware corporation (the "Parent"), the above described shares of common stock, $0.01 par value per share (the "Shares"), of National Picture & Frame Company, a Delaware corporation (the "Company") pursuant to the Purchaser's offer to purchase any and all outstanding Shares at a purchase price of $12.00 per Share (the "Purchase Price"), net to the seller in cash, without interest thereon upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 11, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, as it may be amended and supplemented from time to time, constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and orders the registration of all such Shares if tendered by book-entry transfer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Depositary also acts as the agent of the Company) with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

          (a) deliver certificate(s) for such Shares or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together in either such case with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company upon receipt by the Depositary, as the undersigned's agent, of the aggregate Purchase Price with respect to such Shares;

          (b) present certificates for such Shares for cancellation and transfer on the Company's books; and

          (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that:

          (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that:

             (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and

             (ii) such tender of Shares complies with Rule 14e-4;

          (b) when and to the extent the Company accepts such Shares for purchase, the Purchaser will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

          (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Purchaser deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

          (d) the undersigned has read and agrees to all of the terms of the Offer.

     The undersigned irrevocably appoints the Purchaser, its officers and its designees, and each of them, the attorneys-in-fact and proxies of the undersigned, with full power of substitution, to the full extent of such stockholder's rights with respect to the Shares tendered by such stockholder and accepted for payment by the Purchaser and with respect to any and all other Shares or other securities issued or issuable in respect of such Shares on or after September 11, 1997. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Upon such acceptance for payment, all prior proxies given by such stockholder with respect to such Shares (and such other shares and securities) will be revoked without further action, and no subsequent proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective) with respect thereto by the undersigned.

The Purchaser, its officers and its designees will, with respect to the Shares (and such other securities) tendered, be empowered to exercise all voting and other rights of such stockholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's payment for such Shares the Purchaser must be able to exercise full voting rights with respect to such Shares and other securities, including voting at any meeting of stockholders.

     The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and (b) when the Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to the Shares, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The name(s) and address(es) of the registered holder(s) should be printed above, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Purchaser may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In any such event, the undersigned understands that certificate(s) for any Shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

     The undersigned understands that acceptance of Shares by the Purchaser for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that no interest will be paid on the Purchase Price for tendered Shares regardless of any extension of the Offer or any delay in making such payment.

     The check for the aggregate Purchase Price for such of the Shares tendered hereby as are purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the Special Payment Instructions or the Special Delivery Instructions below.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

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

          SPECIAL PAYMENT INSTRUCTIONS                        SPECIAL DELIVERY INSTRUCTIONS
             (SEE INSTRUCTIONS 1, 4, 5, 6 AND                 (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)
7)                                                            To be completed ONLY if certificates for Shares not tendered
    To be completed ONLY if certificates for Shares not       or not purchased and/or any check for the Purchase Price of tendered or not purchased and/or any check for the aggregate  Shares purchased, issued in the name of the undersigned, are
Purchase Price of Shares purchased are to be issued in the    to be mailed to someone other than the undersigned, or to
name of and sent to someone other than the undersigned.       the undersigned at an address other than that shown above.
                                                              Mail:
Issue:                                                        [ ]  Check to:
    [ ] Check to:                                             [ ]  Certificates to:
    [ ] Certificates to:                                      Name(s):
Name(s):                                                                         (Please Print)
                        (Please Print)                        Address:
Address:                                          (Zip Code)                                                   (Zip Code)
(Taxpayer Identification or Social Security No.)
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                                       6

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                                                   PLEASE SIGN HERE
                                    (TO BE COMPLETED BY ALL STOCKHOLDERS)
                               (PLEASE COMPLETE AND RETURN THE ENCLOSED FORM W-9)
(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of
Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                                                    Signature(s) of
Owner(s)
Dated:              , 1997
Name(s):
                                                         (Please Print)
Capacity (full title):
Address:
                                                       (Include Zip Code)
Area Code(s) and
Telephone Number(s):
                                             GUARANTEE OF SIGNATURE(S)
                                            (SEE INSTRUCTIONS 1 AND 6)
NAME OF FIRM:
AUTHORIZED SIGNATURE:
NAME:
                                                         (Please Print)
Title:
Address:
                                                       (Include Zip Code)
Area Code and
Telephone Number:
Dated:       , 1997

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required if either:

          (a) this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Shares) exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner unless such owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

          (b) such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company (not a savings bank or savings and loan association) having an office, branch or agency in the United States (each such entity, an "Eligible Institution").

     In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates for Shares are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile of it, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase). DELIVERY OF DOCUMENTS TO ONE OF THE BOOK-ENTRY TRANSFER FACILITIES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     Stockholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any such case, tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, certificates for all physically tendered Shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile of it) and all other documents required by this Letter of Transmittal, must be received by the Depositary within four Nasdaq National Market trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

     The Purchaser will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered," in the box captioned "Description of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

          (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

          (b) If the Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

          (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles of it) as there are different registrations of certificates.

          (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or their certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

          (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

     6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Purchaser will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

          (a) payment of the aggregate Purchase Price for Shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s);

          (b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

          (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from such aggregate Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at any of the Book-Entry Transfer Facilities as such stockholder any designate under "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

     8. IRREGULARITIES. All questions as to the number of Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Purchaser in its sole discretion, which determinations shall be final and binding on all parties. The Purchaser reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Purchaser's counsel, be unlawful. The Purchaser also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and the Purchaser's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Purchaser shall determine. None of the Purchaser, the Dealer Manager (as defined in the Offer to Purchase), the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

     9. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent or the Dealer Manager at their addresses and telephone numbers set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

     10. FORM W-9 AND FORM W-8. Stockholders other than corporations and certain foreign persons may be subject to backup federal income tax withholding. Each tendering stockholder who does not otherwise establish to the satisfaction of the Depositary an exemption from backup federal income tax withholding is required to provide the Depositary with a correct taxpayer identification number ("TIN") on Form W-9, which is provided with this Letter of Transmittal. For an individual, his or her TIN will generally be his or her social security number. Failure to provide the information requested or to make the certification on the Form W-9 may subject the tendering stockholder to 31% backup federal income tax withholding on the payments made to or for the stockholder with respect to Shares purchased pursuant to the Offer. Failing to furnish a correct TIN may subject the stockholder to a $50.00 penalty imposed by the Internal Revenue Service. Providing false information may result in additional penalties. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained. Shareholders who are foreign persons should submit Form W-8 to certify that they are exempt from backup withholding. Form W-8 may be obtained from the Depositary.

     11. WITHHOLDING ON FOREIGN STOCKHOLDERS. Even if a foreign stockholder has provided the required certification to avoid backup withholding, the Depositary will withhold federal income taxes equal to 30% of the gross payments payable to a foreign stockholder or his agent unless the Depositary determines that an exemption from or a reduced rate of withholding is available pursuant to a tax treaty or an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States. In order to obtain an exemption from or a reduced rate of withholding pursuant to a tax treaty, a foreign stockholder must deliver to the Depositary a properly completed Form 1001. For this purpose, a foreign stockholder is a stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, any State or any political subdivision thereof or (iii) any estate or trust the income of which is subject to United States federal income taxation regardless of the source of such income. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Depositary a properly completed Form 4224. The Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (E.G., Form 1001 or Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such stockholder meets one of the tests for sale treatment described in Section 14 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or treaty-reduced rate of withholding. Foreign stockholders are urged to consult their tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

                        THE DEPOSITARY FOR THE OFFER IS:

                           FIRST UNION NATIONAL BANK

              BY HAND:                           BY OVERNIGHT COURIER:                          BY MAIL:

      First Union National Bank               Corporate Trust Operations               Corporate Trust Operations
           40 Broad Street                  1525 West W.T. Harris Boulevard          1525 West W.T. Harris Boulevard
        5th Floor, Suite 550                              3C3                                      3C3
         New York, NY 10004              Charlotte, North Carolina 28288-1153     Charlotte, North Carolina 28288-1153
        Attn: Keith Williams                    Attn: Mike Klotz-Reorg                   Attn: Mike Klotz-Reorg

                                                     BY FACSIMILE:

                                                    (704) 590-7628

                                                 CONFIRM BY TELEPHONE:
                                                    (800) 829-8432
                                                          or
                                                    (704) 590-7408


                    The Information Agent for the Offer is:
                                     [LOGO]
                            Mackenzie Partners, Inc.
                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (Call Collect)
                                       or
                         Call Toll-Free (800) 322-2885



                      THE DEALER MANAGER FOR THE OFFER IS:

                        PRUDENTIAL SECURITIES INCORPORATED

                               One New York Plaza
                                   18th Floor
                            New York, New York 10292
                                 (888) 889-8374

IMPORTANT: This Letter of Transmittal or a facsimile hereof (together with certificates for the Shares being tendered and all other required documents), or a Notice of Guaranteed Delivery must be received prior to 5:00 p.m., New York City time, on the Expiration Date. STOCKHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.